                       CENTENNIAL MONEY MARKET TRUST
                 Supplement dated June 24, 2008 to the
                    Prospectus dated August 23, 2007

Effective June 26, 2008, the Prospectus of Centennial Money Market Trust dated
August 23, 2007 is revised as follows:

The section titled "Portfolio Managers" on page 11 of the
Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager. The Trust's portfolio is managed by Carol E. Wolf who is primarily responsible for the day-to-day management of the
      Trust's investments.

      Ms. Wolf has been a portfolio manager of the Trust since October
      1990. She has been a Vice President of the Manager since August
      2004 and a Senior Vice President of OppenheimerFunds, Inc. since
      September 2000. Ms. Wolf is an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment adviser.

      The Statement of Additional Information provides additional information about the portfolio manager's compensation, other accounts she manages and her ownership of Trust shares.

June 24, 2008                                         PS0150.021